EX-99-906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, Donald A. Gignac, President and Principal Executive Officer of Select Sector SPDR(R) Trust (the "Fund"), certify that:

1. This Form N-CSR filing for the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund


By:      /s/Donald A. Gignac
         -----------------------------------
         Donald A. Gignac
         President and Principal Executive Officer

Date:    June 1, 2004

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


I, Michael P. Riley, Treasurer and Principal Financial Officer of Select Sector SPDR(R) Trust (the "Fund"), certify that:

1. This Form N-CSR filing for the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund


By:      /s/Michael P. Riley
         -----------------------------------
         Michael P. Riley
         Treasurer and Principal Financial Officer

Date:    June 1, 2004